SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 15, 2004
                                        ----------------


                         CARMAX AUTO OWNER TRUST 2003-1


             (Exact name of registrant as specified in its charter)


  Delaware                     333-104376-01                    11-6583125
-------------                  ------------                     ----------
(State or other                 (Commission                    (IRS Employer
jurisdiction                     File No.)                  Identification No.)
of incorporation)


4900 Cox Road, Glen Allen, Virginia                                    23060
-----------------------------------                                    -----
(Address of principal executive offices)                             (Zip Code)

        Registrant's telephone number, including area code: 804-747-0422

Item 5                     Other Events.
                           -------------
                           On January 15, 2004, the servicer for the CarMax Owner Trust 2003-1 delivered to the indenture trustee (for the indenture trustee to forward to each Noteholder of record as of the most recent record date) and to the owner trusee (for the owner trustee to forward to each Certificateholder of record as of the most recent record date) the Statement to Noteholders and Certificateholders for the collection period ended December 31, 2003.


Item 7(c).                 Exhibits.
                           ---------

                           The following is filed as an exhibit to this report under Exhibit 99:

99.1 CarMax Auto Owner Trust 2003-1 Statement to Noteholders and Certificateholders for the collection period ended December 31, 2003.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CARMAX AUTO OWNER TRUST 2003-1


                                          By:      CARMAX AUTO
                                                   SUPERSTORES, INC.,
                                                   as Servicer




                                          By:      __/s/Keith Browning__________
                                                   Keith Browning
                                                   Executive Vice President
                                                   and Chief Financial Officer






Date:  January 15, 2004

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549














                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         CARMAX AUTO OWNER TRUST 2003-1
                         ------------------------------

                                INDEX TO EXHIBITS




Exhibit
Number            Exhibit
------            -------


   99.1 Series 2003-1 Statement to Noteholders and Certificateholders for the collection period ended December 2003.